COMMON STOCK                                          COMMON STOCK

   NUMBER                                                 SHARES

 P

                        P A L A T I N

                      TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                           PALATIN TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated


                        SECRETARY                               CHAIRMAN



COUNTERSIGNED AND REGISTERED
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (New York, New York)            TRANSFER AGENT
                                                 AND REGISTRAR


                                        AUTHORIZED SIGNATURE


                           PALATIN TECHNOLOGIES, INC.
                                   CORPORATE
                                    S E A L
                                      1986
                                    DELAWARE








        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM- as tenants in common    UNIF GIFT MIN ACT-       Custodian
                                                     ------          --------
  TEN ENT- as tenants by the entireties               (Cust)          (Minor)
   JT TEN- as joint tenants with                  under Uniform Gifts to Minors
           right of survivorship and
            of as tenants in common               Act -------------------------
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ------------------ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                                                                         Shares
- ------------------------------------------------------------------------

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------

                                                                    Attorney to
- -------------------------------------------------------------------

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                      X
        ------------------     ------------------------------------------------

                            X
                               ------------------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                               MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:



By
- -------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.